               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                           22 Corporate Plaza Drive
                        Newport Beach, California 92660
                                (800) 989-3652

    Flexible Premium Joint and Last Survivor Variable Life Insurance Policy
                                      and
                Flexible Premium Variable Life Insurance Policy
                                  (Class VL)

                     Supplement dated November 15, 2004 to
                         Prospectus dated May 1, 2004

   This supplement adds certain information to the prospectus referenced above. You should read and retain this supplement.

TRANSACTION FEES

   This following replaces the corresponding section of the TRANSACTION FEES table on page 8 of the prospectus:

                          WHEN CHARGE IS        CURRENT AMOUNT         MAXIMUM AMOUNT
CHARGE                    DEDUCTED              DEDUCTED               DEDUCTIBLE
------------------------------------------------------------------------------------------------
Premium Tax
Imposed on Premiums       On payment of premium 2% in all Policy years 2.35% in all Policy years

PORTFOLIO MERGER

Effective November 22, 2004, the Met/Putnam Research Portfolio of the Met Investors Series Trust will be merged into the Oppenheimer Capital Appreciation Portfolio of the Met Investors Series Trust. The Oppenheimer Capital Appreciation Portfolio is an existing investment option under your policy. Following the date of the merger, the Met/Putnam Research Portfolio will no longer be an available investment option under your policy. On and after November 22, 2004, any purchase payments or transfers of account value, including transfers in connection with dollar cost averaging or rebalancing programs allocated to the Met/Putnam Research Portfolio, will automatically be invested in the Oppenheimer Capital Appreciation Portfolio. Any withdrawals or transfers of account value requested from the Met/Putnam Research Portfolio will automatically be withdrawn instead from the Oppenheimer Capital Appreciation Portfolio.

ANTICIPATED MERGER OF METLIFE INVESTORS DISTRIBUTION COMPANY WITH AND INTO GENERAL AMERICAN DISTRIBUTORS, INC.

Subject to regulatory approval, it is anticipated that on or about December 1, 2004, the principal underwriter of the policies, MetLife Investors Distribution Company will be merged with and into its affiliate, General American Distributors, Inc. ("GAD"), a registered broker-dealer. As a result of the merger, GAD will become the principal underwriter of the policies. As part of the merger, the name GAD will be changed to MetLife Investors Distribution Company and the executive offices will be changed to 22 Corporate Plaza Drive, Newport Beach, CA 92660. It is not anticipated that the merger will have an impact on the distribution of the policies or the level of compensation paid in connection with such distribution.

The following replaces the paragraph immediately preceding SUBSTITUTION AND LIMITATIONS ON FURTHER INVESTMENTS in the prospectus:

An investment adviser or sub-adviser of an Investment Fund or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Investment Funds. The amount of this compensation is based on a percentage of assets of the Investment Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.40% of assets. Additionally, an investment adviser or sub-adviser of an Investment Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the policies and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or other affiliate) with increased access to persons involved in the distribution of the policies.

SUPP-FF-VLCA